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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 5, 2006
                                                           ------------

                          CLIFTON SAVINGS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                    0-50358              34-1983738
         -------------                    -------              ----------
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)           File Number)        Identification No.)

                1433 Van Houten Avenue, Clifton, New Jersey 07015
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               (Address of principal executive offices) (Zip Code)

                                 (973) 473-2200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS
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         On July 5, 2006, Clifton Savings Bancorp, Inc. (the "Company")
announced that it will continue with its previously announced stock repurchase plan for up to 680,000 shares, or approximately 5% of the Company's outstanding common stock held by persons other than Clifton MHC. Through June 30, 2006, 579,460 shares were repurchased under the plan at a total cost of $6,109,000, or $10.54 per share.

         The press release announcing the continuation of the stock repurchase plan is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

      (d)       Exhibits

                Number                Description
                ------                -----------

                99.1                  Press Release dated July 5, 2006





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CLIFTON SAVINGS BANCORP, INC.



Date: July 5, 2006              By: /s/ John A. Celentano, Jr.
                                    --------------------------------------------
                                    John A. Celentano, Jr.
                                    Chairman of the Board and
                                    Chief Executive Officer